EXHIBIT 99.1
Tiptree Announces Fortegra Filing of Registration Statement for Initial Public Offering

Tiptree Inc. (“Tiptree”) (NASDAQ:TIPT) today announced that its specialty insurance subsidiary, The Fortegra Group, Inc. (“Fortegra”) has publicly filed a Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to a proposed initial public offering (“IPO”). Tiptree expects Fortegra’s IPO to be a primary offering with the net proceeds used to execute its growth strategy and for working capital and general corporate purposes.

Fortegra intends to list securities on the New York Stock Exchange under the symbol “TFG”. The size of the proposed offering and price range for the proposed offering have not yet been determined. Tiptree expects to maintain majority ownership of Fortegra and believes a Fortegra IPO will create a platform to serve the future capital needs of the business.

Goldman Sachs & Co. LLC, J.P. Morgan and Jefferies are acting as joint lead bookrunning managers for the proposed offering. Barclays is acting as joint bookrunning manager for the proposed offering.

The proposed offering will be made only by means of a prospectus. Copies of the preliminary prospectus relating to the offering may be obtained, when available, from: Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, or by telephone at 1-866-471-2526 or by email at prospectus-ny@ny.email.gs.com; J.P. Morgan Securities LLC
Attention: Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by telephone at 1-866-803-9204 or by email at prospectus-eq_fi@jpmorganchase.com; and Jefferies LLC at (877) 821-7388 or by email at Prospectus_Department@Jefferies.com.

The Registration Statement related to these securities has been filed with the SEC but has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. The IPO is expected to take place after the SEC completes its review process, subject to market and other conditions.
This press release is being made pursuant to, and in accordance with, Rule 134 under the Securities Act of 1933, as amended (the “Securities Act”), and shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that state or jurisdiction. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act.
Forward-Looking Statements
This release contains “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995 which involve risks, uncertainties and contingencies, many of which are beyond Tiptree’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words “proposed” and “expect” or similar expressions are intended to identify forward-

looking statements. Such forward-looking statements include, but are not limited to, statements relating to the proposed IPO, including the size of such offering, the plan to list on the New York Stock Exchange, the expected timing of such IPO and the expected use of proceeds from such IPO. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to uncertainties related to market conditions and the SEC’s review process, and other factors relating to Fortegra’s business described in the section entitled “Risk Factors” in the Registration Statement and in Tiptree’s Annual Report on Form 10-K, and as described in Tiptree’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward-looking statements.
About Tiptree
Tiptree Inc. (NASDAQ: TIPT) allocates capital to select small and middle market companies with the mission of building long-term value. Established in 2007, Tiptree has a significant track record investing across a variety of industries and asset types, including the insurance, asset management, specialty finance, real estate and shipping sectors. With proprietary access and a flexible capital base, Tiptree seeks to uncover compelling investment opportunities and support management teams in unlocking the full value potential of their businesses.

About Fortegra

Founded in 1978, Fortegra is a growing, highly profitable and multinational specialty insurance company focused on underwriting complex and niche risks in underserved markets. Fortegra has and seeks to maintain a strong and conservative balance sheet, supported by its comprehensive risk management program and reflected by its financial strength ratings of “A-” (Excellent)
(Outlook Stable) from A.M. Best.